UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 31, 2018

Big Time Holdings Inc. (BTHI)

(Exact name of Registrant as specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-55886

(Commission File Number)

61-1904601

(IRS Employer Identification No.)

Acclaim House, 12 Mount Havelock

Douglas, Isle of Man IM1 2QG

(Address of Principal Executive Offices and Zip Code)

+44 1624 618444

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]     Pre-commencement to medications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. [_]

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward-looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

1

Item 1.01 Entry into a Material Definitive Agreement

On February 21, 2018 (subjected to contract), Turner Wright Limited entered into a Subscription Agreement (Pre-OPO Term Sheet) and Commitment letter whereby Milost Global Inc. offered to invest up to US Dollar One Hundred and Fifty Million (US$150,000,000.00) in Turner Wright Limited and its intended listed holding company (which as of today is Big Time Holdings, Inc. (“BTHI”) ) divided as follows: up to US Dollars Fifty Million (US$50,000,000.00) in drawdowns of Common Shares of the intended listed company and US Dollars One Hundred Million (US$100,000,000.00) in Convertible Note Drawdowns. On the same date,

On February 7, 2018, (subjected to contract) Royal Systems & Services Limited entered into a Subscription Agreement Term Sheet) and on February 8, 2018, a Commitment letter whereby Milost Global Inc. has offered to invest up to US Dollar Eighty Million (US$80,000,000.00) in Royal Systems & Services Limited and its intended listed holding company, (which as of today is BTHI), divided as follows: up to US Dollars Thirty Million (US$30,000,000.00) in drawdowns of Common Shares of the intended listed company and US Dollars Fifty Million (US$50,000,000.00) in Convertible Note Drawdowns.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Commitment Letter between Milost Global Inc. and Royal Systems & Services Limited
99.2	Milost Equity Subscription Agreement Term Sheet
99.3	Milost Equity Subscription Agreement PRE-IPO Term Sheet
99.4	Commitment Letter between Milost Global Inc. and Turner Wright Limited

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BIG TIME HOLDINGS INC.

By:	/s/ David G. Smeed
Mr. David G. Smeed Chief Executive Officer

Date: November 5, 2018